Exhibit 99.1

J.P. Morgan Global High Yield & Leveraged Finance Conference February 27, 2012

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Select Medical Today $2.8 Billion Net Revenue 2011 $386 Million Adjusted EBITDA 20111 28,800 Employees in the United States Specialty Hospitals Segment 110 LTAC Hospitals 109 owned with 4,627 beds and 1 managed. Hospitals in 28 states. 9 Inpatient Rehab Facilities (IRF) 6 owned with 508 beds, 3 managed, and 4 managed units. Facilities in 5 states. Outpatient Rehabilitation Segment 954 Outpatient Rehab Clinics in 32 states and the District of Columbia. 524 Contract Therapy locations in 31 states and the District of Columbia. Note: Statistics as of December 31, 2011 1 See slide 35 for non-GAAP reconciliation

Significant Scale and Breadth LTACH 109 Hospitals 4,627 Total Beds 1 Managed Hospital 28 States Inpatient Rehab 6 Owned Hospitals 508 Total Beds 3 Managed Hospitals 4 Managed Units 5 States Outpatient Rehab 850 Owned Clinics 104 Managed Clinics 32 States and D.C. Contract Therapy 524 Locations 31 States and D.C. *As of December 31, 2011

2011 Accomplishments ?Financial Performance—Grew YoY Revenue by 17.3%—Grew YoY EBITDA by 25.7%—Reduced leverage thru Holdco by 1 full turn (4.6x to 3.6x) ?Added Miami, FL IRF – Jan. 1, 2011 ?Completed Baylor Health System Rehab JV – April 1, 2011 ?Continued improvement on Regency integration ?Completed debt refinancing – June 1, 2011

Operating and Growth Strategy Organic ?LTAC – maturing hospitals/census growth?Regency – margin improvement ?Outpatient Rehab – margin improvement HealthSouth Clinics ?Draw on reputation for JV development ?Expand into existing and contiguous markets—Focus on leading systems and university hospitals—1 to 2 per year Make opportunistic acquisitions Regency Hospital Company – Sep. 2010 Joint Venture [Graphic Appears Here]

Balanced Payor Mix Specialty Payor Mix 35% Commercial Payors and Other Outpatient Payor Mix 10% Medicare/ Medicaid 65% Medicare/ Medicaid 90% Commercial Payors and Other Overall Payor Mix 41.5% 45.0% 49.7% 51.7% 51.0% 50.3% 48.5% 58.5% 55.0% 50.3% 48.3% 49.0% 49.7% 51.5% 2005 2006 2007 2008 2009 2010 2011 Medicare/Medicaid Commercial Payors and Other Note: 2011

Specialty Hospitals Long Term Acute Care

LTACH Overview Overview of LTACHs ?Major provider of LTACH services in U.S?110 hospitals—77 are hospital-in-hospital (2,657 beds)—32 are freestanding (1,970 beds)—1 managed freestanding hospital Maturing New Hospitals New Hospitals Added 2008-09 ??10 LTACs and 2 Rehab ??Adjusted EBITDA 2008 ($25.0)M ??Adjusted EBITDA 2009 ($ 1.6)M ??Adjusted EBITDA 2010 $ 8.3 M ??Adjusted EBITDA 2011 $28.1 M

Regency Acquisition ?Closed September 1, 2010 – Purchase Price $210.0M ?23 long-term acute care hospitals ?Corporate services and back office functions fully integrated?Regency 2009 Audit 2011 Net Revenue $ 375M $ 340M Adjusted EBITDA $ 28M $ 46M Adjusted EBITDA Margin 7.5% 13.5% ?2011 specialty hospital margins excluding Regency 18

LTACH Regulatory Environment ?MMSEA 2007 – extended through December 2012—Hospital in Hospital Rules – suspended at 50%—Very Short Stay Outlier Rule – suspended—Moratorium on new LTAC hospital licenses ?Future – post-2012—Patient/Facility Criteria (Supported by Industry, AHA, FAH, etc.)—Extension of 2012 legislation (status quo)—Lapse (25% Rule introduction, de novo facilities) ?Budget Sequestration 307021

Specialty Hospitals Inpatient Rehabilitation

Inpatient Rehabilitation Strategy ?Joint Ventures—Baylor Rehabilitation—SSM Rehabilitation—Penn State Hershey Rehabilitation—Denton, TX ?CON States—Kessler, NJ—Miami, FL

Rehabilitation Overview Kessler Overview ??Founded in 1948 ??Largest licensed rehab hospital in U.S. (three campuses) ??19 consecutive years U.S. News & World Report best hospital ??One of six rehab hospitals in U.S. to have model system designation for head injury and spinal cord injury U.S. News & World Report Best Rehabilitation Hospital Rankings 2011-2012 #1 Rehabilitation Institute of Chicago, Chicago, IL #2 Kessler Institute for Rehabilitation, West Orange, NJ #3 University of Washington Medical Center, Seattle, WA #4 TIRR Memorial Hermann, Houston, TX #5 Spaulding Rehabilitation Hospital, Boston, MA #6 Mayo Clinic, Rochester, MN #7 Craig Hospital, Englewood, CO #8 Rusk Institute, NYU Langone Medical Center, New York, NY #9 Moss Rehab, Elkins Park, PA #10 Shepherd Center, Atlanta, GA

Rehab JV Overview—Two inpatient hospitals—One unit—32 outpatient locations—15 contract therapy locations—3 occupational health clinics—4 day institute clinics—Two inpatient rehab hospitals—Three managed inpatient rehab units—34 outpatient locations—54 bed rehab facility

Inpatient Rehab Regulatory Environment ?10/1/11 net 1.7% increase in Medicare rates ?Recent Obama proposal—Move 60% to 75%—Equalization payments between IRFs and SNFs ?Special committee sequestration

Outpatient Rehabilitation Outpatient Rehab Clinics

Outpatient Rehab Clinics

Outpatient Rehab Facilities

(Number of Facilities)


Select MEDICAL
954
Physiotherapy Associates
≃ 650
USPh
418
ATI Physical Therapy
135
HEALTHSOUTH
26

Source: Company public filings and websites as of December 31, 2011.

Outpatient Margin Opportunity

- Continue to expand former HealthSouth clinics' EBITDA margins
  - 2009 EBITDA margin differential – greater than 5%
  - 2010 EBITDA margin differential – greater than 3%
  - 2011 EBITDA margin differential – greater than 2%
  - Former HealthSouth clinics' revenue – ≃ $220M
- Joint Venture outpatient opportunities

18

Select Medical: Improving Quality of Life

Outpatient Rehab—Philadelphia/South Jersey 118 locations

Outpatient Rehab—North Jersey 81 locations

Outpatient Rehab—St. Louis, MO 39 locations

Outpatient Rehab—Dallas/Ft. Worth 34 locations

Outpatient Rehabilitation Contract Therapy

Contract Services ?524 contracts in 31 states and the District of Columbia ?2011 Revenue $164.3M ?Organic growth only

Outpatient Rehab Regulatory Environment ?Commercial -Stable ?Medicare—MPPR changes to therapy payments (effective Jan. 2011) • 25% reductions to practice expense component for 2nd and subsequent codes ?Contract Therapy rates

Financial Overview

Net Revenue and Adjusted EBITDA Trends Net Revenue Adjusted EBITDA 2008 2009 2010 2011 2008 2009 2010 2011 Specialty Outpatient Other Specialty Outpatient Note: In Millions

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Outpatient Rehab Revenue per Patient Day1 / Admissions Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 140 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of this computation, outpatient rehabilitation clinic revenue does not include managed clinic or contract services revenue

Annual Capital Expenditures ($ in millions) $57 $58 $52 $46 Maintenance Development 2008 2009 2010 2011

Free Cash Flow Intense Focus on Free Cash Flow Generation Free Cash Flow1 $171 ($ in millions) $108 $93 $51 2008 2009 2010 2011 Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See slide 35 for non- GAAP reconciliation

Capitalization Details ($ in millions) As of 12/31/08 As of 12/31/09 As of 12/31/10 As of 12/31/11 Cash and Equivalents $ 64 $ 84 $ 4 $ 12 Revolving Credit Facility ($300mm) 150 0 25 40 Term Loan B 657 483 482 838 Other Debt 5 6 6 5 Total Senior Debt 811 489 513 883 Sr. Sub. Notes due 2015 658 612 612 345 Total Op. Co. Debt $ 1,469 $ 1,101 $ 1,125 $ 1,228 Op. Co. Net Debt / Adjusted EBITDA1 5.2x 3.1x 3.7x 3.2x Sr. Floating Rate Notes due 2015 (Hold Co.) 175 167 167 167 Sr. Sub. Notes due 2015 (Hold Co.) 136 137 139 0 Total Debt $ 1,780 $ 1,405 $ 1,431 $ 1,395 Total Net Debt / Adjusted EBITDA1 6.4x 4.0x 4.6x 3.6x 1 See slide 35 for non-GAAP reconciliation

2012 Financial Guidance Net Revenue $ 2,850M—$ 2,950M Adjusted EBITDA $ 390M—$ 410M EPS $ 0.86—$ 0.94

Questions

Appendix: Additional Materials

Non-GAAP Reconciliation ($ in millions) 2008 2009 2010 2011 Net Income $ 25 $ 79 $ 82 $ 113 (+) Income tax 26 37 42 71 (+/-) Equity in losses/(earnings) of unconsolidated—- 1 (3) subsidiaries (+/-) Other expense / (income)—1 (1)—(+) Interest expense, net 146 132 112 99 (-/+) (Gain) / Loss on debt retirement (1) (13)—31 (+) Depreciation and Amortization 72 71 69 71 (+) Stock Based Compensation 2 23 2 4 Adjusted EBITDA $ 270 $ 330 $ 307 $ 386 Net Cash Provided by Operating Activities $ 107 $ 166 $ 145 $ 217 (-) Purchase of Property and Equipment 56 58 52 46 Free Cash Flow $ 51 $ 108 $ 93 $ 171